                                                                   EXHIBIT 10.1
                                                       to Agreement and Plan of
                                                      Merger and Reorganization

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "AGREEMENT"), dated as of November 2, 2000, is entered into by and among Sonus Networks, Inc., a Delaware corporation (the "COMPANY"), and the persons and entities listed on the signature pages hereto under the heading "Stockholders" (each individually, a "STOCKHOLDER", and collectively, the "STOCKHOLDERS").

                                   BACKGROUND

         WHEREAS, as of the date hereof, the Company, Storm Merger Sub, Inc., a Texas corporation and wholly-owned subsidiary of the Company ("MERGER SUB"), and telecom technologies, inc., a Texas corporation ("TARGET"), have entered into an Agreement and Plan of Merger and Reorganization (the "MERGER AGREEMENT"), pursuant to the terms of which, among other things, the Merger Sub will be merged with and into Target (the "MERGER") and the outstanding shares of Target's Class A common stock, no par value, and Class B common stock, no par value, will be converted into the right to receive shares of Common Stock (as defined below); and

         WHEREAS, it is a condition precedent to the obligations of the Company and Target under the Merger Agreement that such parties execute and deliver this Registration Rights Agreement;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         As used in this Agreement, the following terms shall have the following respective meanings:

                  "COMMISSION" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                  "COMMON STOCK" means the common stock, $0.001 par value per share, of the Company.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  "ORIGINAL REGISTRATION RIGHTS AGREEMENT" shall mean the Third Amended and Restated Investor Rights Agreement, dated as of March 9, 2000, among the Company and the Purchasers and Founders named therein.

                  "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock by the Company or holders of shares of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

                  "REGISTRATION EXPENSES" means the expenses described in
Section 4 of Article II below.

                  "REGISTRABLE SHARES" means (i) the Shares, and (ii) any other shares of Common Stock issued in respect of such Shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); PROVIDED, HOWEVER, that shares of Common Stock that are Registrable Shares shall cease to be Registrable Shares upon any sale of such shares pursuant to a Registration Statement or Rule 144 or Rule 145 under the Securities Act.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  "SHARES" means the shares of Common Stock issuable to the Stockholders in the Merger.

                                   ARTICLE II
                               REGISTRATION RIGHTS

         1.       INCIDENTAL REGISTRATIONS.

                  (a) Whenever the Company proposes to file a Registration Statement at any time and from time to time, whether for its own account or the account of other stockholders, it will, prior to such filing, give written notice to each Stockholder of its intention to do so and, upon the written request of any such Stockholder or Stockholders, given within ten 10 business days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its reasonable best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register, to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; PROVIDED, HOWEVER, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 1 without obligation to any Stockholder.

                  (b) In connection with any registration under this Section 1 involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If in the opinion of the managing underwriter it is desirable because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein; PROVIDED, HOWEVER, that no persons or entities other than the Company, the Stockholders and other persons or entities holding registration rights (including those persons holding registration rights under the Original Registration Rights Agreement) shall be permitted to include securities in the offering. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto). If any holder would thus be entitled to include more securities than such holder requested to be registered, then the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

         2. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Agreement to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

                  (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective;

                  (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or two years after the effective date thereof;

                  (c) as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

                  (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholder shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholder to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; PROVIDED, HOWEVER, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

         If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholder shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide each selling Stockholder with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholder shall be free to resume making offers of the Registrable Shares.

         As set forth in the next paragraph, notwithstanding the foregoing, each selling Stockholder shall cease making offers or sales pursuant to a "shelf" Registration Statement during any period (with the total of such periods not to exceed ninety (90) days in any 12 calendar month period) in which the Company determines, by notice to each selling Stockholder, that it is in possession of material non-public information that, for valid business reasons, it wishes to keep confidential.

         If, after a Registration Statement becomes effective, the Company becomes engaged in any activity which, in the good faith determination of the Company's Board of Directors, involves information that would have to be disclosed in the Registration Statement but which the Company desires to keep confidential for valid business reasons, then the Company may at its option, by notice to such Stockholders, require that the Stockholders who have included Shares in such Registration Statement cease sales of such Shares under such Registration Statement for a period of time not to exceed 90 days and with the total of such periods not to exceed ninety (90) days in any twelve (12) calendar month period. If, in connection therewith, the Company considers it appropriate for such Registration Statement to be amended, the Company shall so amend such Registration Statement as promptly as practicable and such Stockholders shall suspend any further sales of their Shares until the Company advises them that such Registration Statement has been amended (subject to the same time restrictions set forth in the preceding sentence). The time periods referred to herein during which such Registration Statement must be kept effective shall be extended for an additional number of days equal to the number of days during which the right to sell shares was suspended pursuant to this paragraph.

         3. ALLOCATION OF EXPENSES. The Company will pay all Registration Expenses of all registrations under this Agreement. For purposes of this Section 4, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with Article II, Section 1, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of one counsel to represent the selling Stockholder(s), state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders' own counsel.

         4.       INDEMNIFICATION AND CONTRIBUTION.

                  (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to a seller, underwriter or controlling person to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

                  (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; PROVIDED, HOWEVER, that the obligations of each such Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Stockholder of Registrable Shares sold in connection with such registration.

                  (c) Each party entitled to indemnification under this Article II, Section 5 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, PROVIDED FURTHER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article II, Section 5, unless and except to the extent that the Indemnifying Party is prejudiced by the failure of the Indemnified Party to provide timely notice. The Indemnified Party may participate in such defense at such party's expense; PROVIDED, HOWEVER, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

                  (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Article II, Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Article II, Section 5 provides for indemnification in such case, or
(ii) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person in circumstances for which indemnification is provided under this Article II, Section 5; then, in each such case, the Company and such Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; PROVIDED, HOWEVER, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the net proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

         5. INFORMATION BY STOCKHOLDER. Each Stockholder including Registrable Shares in any registration shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         6. "STAND-OFF" AGREEMENT. Each Stockholder, if requested by the Company and the managing underwriter of an offering of Common Stock or other securities of the Company pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Shares held by such Stockholder for a specified period of time (not to exceed 90 days) following the effective date of such Registration Statement, subject to customary exceptions and other customary terms; PROVIDED:

         (a) the Company provides notice to each Stockholder no less than 7 days from the Closing and such period terminates no later than 180 days from the Closing that such limitations on transfer are being requested by the Company (the "STAND-OFF NOTICE"), which such Stand-Off Notice shall (i) include a representation by the Company that it has used its reasonable best efforts to obtain the agreement of the managing underwriter of such offering that such limitations on transfers by the Stockholders are not necessary for the completion of the offering; and (ii) be delivered to each Stockholder no more than 20 days prior to the reasonably anticipated effectiveness of such Registration Statement and which such limitations called for therein shall take effect no earlier than 10 trading days following the delivery of such Stand-Off Notice; and

         (b) all executive officers, directors, and holders of shares of Common Stock who have acquired such shares directly from the Company in a transaction that was not registered under the Securities Act and hold as many or more shares of Common Stock as were originally issued to such Stockholder in the Merger (collectively with respect to such Stockholder, the "Covered Persons") of the Company have agreed to limitations on transfers with respect to their shares of Common Stock or other securities of the Company at least as extensive as those set forth called for by such Stand-Off Notice, which such agreement the Company shall certify in the Stand-Off Notice sent to each Stockholder;

and, PROVIDED, FURTHER, that (i) in the event that any Stockholder other than Anousheh Ansari or Hamid Ansari requests the inclusion of fifty percent (50%) or more of the Registrable Securities then owned by it in the offering in accordance with Section 1(a), and the Company is unable to include at least fifty percent (50%) of the Registrable Shares held by such Stockholder, any lock-up or similar agreement entered into by such Stockholder pursuant to this
Section 6 shall immediately terminate; (ii) in the case of Anousheh Ansari or Hamid Ansari, the Company shall comply with its registration obligations set forth herein; and (iii) if the Company releases any Covered Person from its limitations under the agreements described in (c) above, such release shall apply the same extent to each Stockholder, and the Company shall promptly inform each Stockholder thereof.

         7. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. The Company shall not, without the prior written consent of Stockholders holding 66 2/3% of the Registrable Shares held by all

Stockholders, enter into any agreement (other than this Agreement), or amend any outstanding agreements with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include securities of the Company in any Registration Statement upon terms which are more favorable to such holder or prospective holder than the terms on which holders of Registrable Shares may include shares in such registration, PROVIDED, HOWEVER, that nothing in this Agreement shall be deemed to limit the existing rights and obligations of the Company and the Purchasers and Founders named therein under the Original Registration Rights Agreement.

         8. RULE 144 REQUIREMENTS. Until such time that there shall no longer be any Registrable Securities, the Company agrees to:

             (i) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

             (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

             (iii) furnish to any holder of Registrable Shares upon request (A) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

                                   ARTICLE III
                                     GENERAL

         1.  NO TRANSFER OF RIGHTS.

             This Agreement, and the rights and obligations of the Stockholders and the Company hereunder, may not be assigned by any party hereunder.

         2. SEVERABILITY. The provisions of this Agreement are severable, so that the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement, which shall remain in full force and effect.

         3. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

         4. NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, sent via a reputable nationwide overnight courier service or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

         If to the Company, at Sonus Networks, Inc., 5 Carlisle Ave, Westford, MA 01886, Attn: President, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, Attn: David L. Engel, Esq. and Johan V. Brigham, Esq.;

         If to a Stockholder, at its address as set forth the signature pages hereto, or at such other address or addresses as may have been furnished to the Company in writing by such Stockholder, with a copy to Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, NY 10019, Attn: Andrew J. Nussbaum, Esq.; or

         Notices provided in accordance with this Article III, Section 4 shall be deemed delivered upon personal delivery, one (1) business day after being sent via a reputable nationwide overnight courier service, or five (5) business days after deposit in the mail.

         5.  COMPLETE AGREEMENT; AMENDMENTS.

             (a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

             (b) This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) at any time by a written instrument signed by the Company and Stockholders holding at least 66 2/3% of the Registrable Shares. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         6. PRONOUNS. Whenever the content may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

         7. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one Agreement binding on all the parties hereto.

         8. CAPTIONS. Captions of sections have been added only for convenience and shall not be deemed to be a part of this Agreement.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, this Agreement has been executed as an instrument under seal as of the date first above written.

         COMPANY

         By:      ____________________________________
                  President

         STOCKHOLDERS:

         ----------------------------------

         ----------------------------------

         ----------------------------------

         ----------------------------------

         ----------------------------------